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                                                                      Exhibit 21

                                SYSCO CORPORATION
                        SUBSIDIARIES, DIVISIONS AND DBAS
                                (AS OF 9/14/2004)

                                                                                                   JURISDICTION
                             SUBSIDIARIES - COMPANY NAME                                                OF
                                                                                                  INCORPORATION
A.M. Briggs, Inc.                                                                                    Delaware
Baugh Supply Chain Cooperative, Inc.                                                                 Delaware
Baugh Northeast Co-Op, Inc.(15)                                                                      Delaware
Buckhead Beef Company                                                                                Delaware
DiPaolo/Sysco Food Services, Inc. (Inactive)                                                           Ohio
Dowd Food Discount Corp. (Inactive)                                                                 New Jersey
Freedman Meats, Inc.                                                                                 Delaware
   *Freedman Food Service, Inc.                                                                       Texas
   *#Freedman Food Service of Austin, LP***                                                           Texas
   *Freedman Food Service of Dallas, Inc.                                                             Texas
   *Freedman Food Service of Denver, Inc.                                                            Delaware
  *#Freedman Food Service of San Antonio, LP***                                                       Texas
   *Freedman-KB, Inc.                                                                                Delaware
FreshPoint Holdings, Inc.                                                                            Delaware
*FreshPoint, Inc.                                                                                    Delaware
  *FreshPoint Distribution, Inc.                                                                     Delaware
      *American Produce & Vegetable Co., Inc.                                                        Delaware
          *Il Paese, Inc.                                                                             Texas
      * Carnival Fruit Company, Inc.                                                                 Florida
      *FreshPoint of Southern California, Inc. (1)                                                  California
      *Lee Ray-Tarantino Co., Inc.                                                                  California
      *Royal Foods Company, Inc.                                                                    California
      * Movsovitz & Sons of Florida, Inc. (24)                                                       Florida
          *Sunburst Foods, Inc.                                                                      Delaware
             *FreshPoint of Atlanta, Inc. (3)                                                        Georgia
             *FreshPoint of Houston, Inc. (Inactive)                                                 Delaware
             *FreshPoint of Palm Beach, Inc. (Inactive)                                              Florida
             *FreshPoint of Washington, DC, Inc.  (Inactive)                                   District of Columbia
             *P. Tavilla Co. (Miami) Inc. (Inactive)                                                 Florida
             *Red's Market, Inc.                                                                     Florida
      *Produce America, Inc. (Inactive)                                                              Delaware
  *Overton Distributors, Inc.                                                                       Tennessee
  *Pacific Produce Co. Ltd.                                                                      Alberta, Canada
         * Sysco I&S Foodservices, Inc.                                                          Alberta, Canada
  *FreshPoint of Denver, Inc.                                                                        Colorado
  *FreshPoint of Las Vegas, Inc.                                                                     Delaware
Fulton Provision Co. (4)                                                                             Delaware
Grants-Sysco Food Services, Inc. (Inactive)                                                          Michigan
Guest Supply, Inc.                                                                                  New Jersey
  *Breckenridge-Remy Co. (12)                                                                        Delaware
         *Guest Distribution Services, Inc.                                                          Delaware

                                                                                                   JURISDICTION
                             SUBSIDIARIES - COMPANY NAME                                                OF
                                                                                                  INCORPORATION
   *Guest Supply Canada, Inc. (5)                                                                     Canada
   *Guest International Ltd.                                                                      United Kingdom
   *Guest Packaging, Inc.                                                                           New Jersey
Hallsmith-Sysco Food Services, LLC (16)                                                              Delaware
INGENIUM Medical Supply Chain Solutions, Inc.                                                        Delaware
International Food Group, Inc.                                                                       Florida
International Food Group Acquisition, Inc. (Inactive)                                                Delaware
Malcolm Meats Company                                                                                Delaware
Nobel/Sysco Food Services Company                                                                    Colorado
Olewine's Sysco Food Services Company (Inactive)                                                     Delaware
Pegler-Sysco Food Services Company                                                                   Nebraska
  *Pegler-Sysco Transportation Co.                                                                   Nebraska
SFS Shelf, LLC                                                                                       Delaware
Sysco Administrative Services, Inc.                                                                  Delaware
  #*Sysco Proprietary LP                                                                              Texas
  #*Sysco Services LP                                                                                 Texas
SYSCO Canada, Company                                                                              Nova Scotia
   *Sysco Holdings of B.C., Inc.                                                                      Canada
     *North Douglas Sysco Food Services, Inc.                                                         Canada
   *Sysco Holdings of Kelowna, Inc.                                                                   Canada
       *Sysco HRI Supply Ltd.                                                                         Canada
   *Sysco Holdings Limited                                                                        New Brunswick
       *Sysco Food Services of Central Ontario, Inc. (10)                                        Ontario, Canada
Midwest Cooperative, Inc.                                                                            Delaware
Southeast Cooperative, Inc.                                                                          Delaware
Southwest Cooperative, Inc.                                                                          Delaware
Western Cooperative, Inc.                                                                            Delaware
Sysco Asian Foods, Inc.                                                                              Delaware
Sysco eVentures, Inc.                                                                                Delaware
Sysco Financial Services, LLC                                                                        Delaware
  *Sysco Finance, LP                                                                                 Delaware
  *Hardin's-Sysco Food Services, LLC                                                                 Delaware
  *Lankford-Sysco Food Services, LLC                                                                 Delaware
  *Robert Orr-Sysco Food Services, LLC                                                               Delaware
  *Sysco Food Services of New Orleans, LLC                                                           Delaware
  *Sysco Texas Partners, Inc.                                                                        Delaware
  *Sysco Administrative Services II, Inc.                                                            Delaware
     **Sysco Food Services of Austin, LP                                                             Delaware
     **Sysco Food Services of Dallas, LP                                                             Delaware
    **Sysco Food Services of Houston, LP                                                             Delaware
    **Sysco Food Services of San Antonio, LP                                                         Delaware
Sysco Food Services of Albany, LLC (16)                                                              Delaware
Sysco Food Services of Arizona, Inc.                                                                 Delaware
  *Sysco Arizona Leasing, Inc.                                                                       Delaware
Sysco Food Services of Arkansas, LLC                                                                 Delaware
Sysco Food Services of Atlanta, LLC                                                                  Delaware

                                                                                                   JURISDICTION
                             SUBSIDIARIES - COMPANY NAME                                                OF
                                                                                                  INCORPORATION
Sysco Food Services of Baltimore, LLC (16)                                                           Delaware
Sysco Food Services of Baraboo, LLC (11);(16)                                                        Delaware
Sysco Food Services of Canada, Inc. (22)                                                              Canada
Sysco Food Services of Central Alabama, Inc.                                                         Delaware
Sysco Food Services of Central California, Inc. (21)                                                California
Sysco Food Services of Central Florida, Inc.                                                         Delaware
Sysco Food Services of Central Pennsylvania, LLC                                                     Delaware
Sysco Food Services of Charlotte, LLC                                                                Delaware
Sysco Food Services-Chicago, Inc.                                                                    Delaware
Sysco Food Services of Cincinnati, LLC (16)                                                          Delaware
Sysco Food Services of Cleveland, Inc.                                                               Delaware
Sysco Food Services of Columbia, LLC (8)                                                             Delaware
Sysco Food Services of Columbus, Inc. (13)(20)                                                         Ohio
  *Sysco Abbott Transportation Services, Ltd.                                                          Ohio
Sysco Food Services of Connecticut, LLC (16)                                                         Delaware
Sysco Food Services of Detroit, LLC                                                                  Delaware
Sysco Food Services of Eastern Wisconsin, LLC (16)                                                   Delaware
Sysco Food Services of Grand Rapids, LLC                                                             Delaware
Sysco Food Services of Hampton Roads, Inc. (9)                                                       Delaware
Sysco Food Services of Idaho, Inc.                                                                    Idaho
Sysco Food Services of Indianapolis, LLC                                                             Delaware
Sysco Food Services of Iowa, Inc.                                                                    Delaware
Sysco Food Services of Jackson, LLC (16)                                                             Delaware
Sysco Food Services - Jacksonville, Inc.                                                             Delaware
Sysco Food Services of Jamestown, LLC (16)                                                           Delaware
Sysco Food Services of Kansas City, Inc.                                                             Missouri
Sysco Food Services of Las Vegas, Inc.                                                               Delaware
Sysco Food Services of Los Angeles, Inc.                                                             Delaware
Sysco Food Services of Metro New York, LLC (7)                                                       Delaware
Sysco Food Services of Minnesota, Inc.                                                               Delaware
Sysco Food Services of Montana, Inc.                                                                 Delaware
Sysco Food Services of New Mexico, LLC (17)                                                          Delaware
Sysco Food Services of North Dakota, Inc.                                                            Delaware
Sysco Food Services of Northern New England, Inc.                                                     Maine
Sysco Food Services of Oklahoma, LLC (18)                                                            Delaware
Sysco Food Services of Philadelphia, LLC                                                             Delaware
Sysco Food Services of Pittsburgh, LLC (19)                                                          Delaware
Sysco Food Services of Portland, Inc.                                                                Delaware
Sysco Food Services of Sacramento, Inc.                                                              Delaware
Sysco Food Services of San Diego, Inc.                                                               Delaware
Sysco Food Services of San Francisco, Inc.                                                          California
Sysco Food Services of Seattle, Inc.                                                                 Delaware
Sysco Food Services of South Florida, Inc.                                                           Delaware
Sysco Food Services of Southeast Florida, LLC                                                        Delaware
Sysco Food Services of St. Louis, LLC                                                                Delaware

                                                                                                   JURISDICTION
                             SUBSIDIARIES - COMPANY NAME                                                OF
                                                                                                  INCORPORATION
Sysco Food Services of Syracuse, LLC (16)                                                            Delaware
Sysco Food Services of Vancouver, Inc. (6)                                                   British Columbia, Canada
#*Four Seasons Food Ltd.                                                                     British Columbia, Canada
Sysco Food Services of Ventura, Inc.                                                                 Delaware
Sysco Food Services of Virginia, LLC                                                                 Delaware
Sysco Food Services - West Coast Florida, Inc.                                                       Delaware
Sysco Food Services, Inc. (23)                                                                       Delaware
Sysco Intermountain Food Services, Inc.                                                              Delaware
SYSCO International, Co.                                                                           Nova Scotia
>*SFS Canada I LP                                                                                     Canada
  *SFS GP I, Inc.                                                                                     Canada
>*SFS Canada II LP                                                                                    Canada
  *SFS GP II, Inc.                                                                                    Canada
Sysco/Louisville Food Services Co.                                                                   Delaware
SyscoMed, Inc. (Inactive)                                                                            Delaware
Sysco Merger Ohio II, Inc. (14)                                                                      Delaware
Sysco Newport Meat Company                                                                           Delaware
Sysco Resources, Inc.                                                                                Delaware
Sysco Resources Northeast, Inc.                                                                      Delaware
Sysco Resources Southeast, Inc.                                                                      Delaware
Sysco Resources Southwest, Inc.                                                                      Delaware
Sysco Resources Midwest, Inc.                                                                        Delaware
Sysco Resources West, Inc.                                                                           Delaware
SYSCO SERCA Food Services of Northern New England, Inc. (Inactive)                                   Delaware
SYSCO Shared Services , Inc.                                                                         Delaware
The SYGMA Network, Inc.                                                                              Delaware
Watson Sysco Food Services, Inc.                                                                     Delaware



                                    DIVISIONS


Pronamic Distribution                                           SYSCO Food Services of Quebec
SYSCO Food Services of Atlantic Canada                          SYSCO Food Services of Regina
SYSCO Food Services of Calgary                                  SYSCO Sturgeon Falls
SYSCO Food Services of Edmonton                                 SYSCO Thunder Bay
SYSCO Kingston                                                  SYSCO Food Services of Toronto
SYSCO London                                                    SYSCO Food Services of Winnipeg

                                  ASSUMED NAMES

                         ENTITY NAME                                                    DBA NAME
American Produce & Vegetable Company                                              American FoodService
                                                                                    American Pre-Pack
                                                                                     Choppin' Block
                                                                                  River Ranch Southwest

Baugh Supply Chain Cooperative, Inc.                                             Alfmark Transportation
                                                                                         Alfmark

Freedman Food Service of Austin, LP                                               Texas Meat Purveyors

Freedman Food Service of San Antonio, LP                                          Texas Meat Purveyors

FreshPoint of Denver, Inc.                                                            JDS&R Produce

FreshPoint of Houston, Inc.                                                         Southern Produce

FreshPoint of Southern California, Inc.                                          FreshPoint of San Diego
                                                                                      G & G Produce

Lee-Ray Tarantino Co., Inc.                                                       Golden State Produce

Movsovitz & Sons of Florida, Inc.                                                  FreshPoint Packers
                                                                                  Movsovitz of Georgia
                                                                                   Movsovitz of Ocala

Pacific Produce Co. Ltd                                                            Allied Foodservices
                                                                               Pacific Produce - Nanaimo

SYSCO Asian Foods, Inc.                                                                Asian Foods

Sysco Equipment & Furnishings Company                                  Nobel Sysco Equipment & Furnishings Company
                                                                         Sysco Equipment and Furnishings Company

SYSCO Food Services of Canada, Inc.                                                   SYSCO Canada
                                                                              SYSCO Food Services of Canada
                                                                                      SYSCO Quebec
                                                                              SYSCO Food Services of Quebec
                                                                          SYSCO Services Alimentaires du Quebec
                                                                             SYSCO Food Services of Calgary
                                                                                      SYSCO Regina
                                                                              SYSCO Food Services of Regina
                                                                             SYSCO Food Services of Edmonton
                                                                             SYSCO Food Services of Winnipeg
                                                                                      SYSCO Ventra
                                                                         SYSCO Food Services of Atlantic Canada
                                                                             SYSCO Food Services of Toronto
                                                                                      SYSCO London
                                                                                     SYSCO Kingston
                                                                                    SYSCO Thunder Bay
                                                                                  SYSCO Sturgeon Falls

Sysco Food Services of Central California, Inc.                           Sysco Food Services of Modesto, Inc.

                                  ASSUMED NAMES

                         ENTITY NAME                                                    DBA NAME
Sysco Food Services of Columbus, Inc.                                          Abbott Sysco Food Services

Sysco Food Services of Northern New England, Inc.                                   Reed Distributors

Sysco Food Services of San Francisco, Inc.                                      Sysco Avard Food Services

Sysco Food Services of Seattle, Inc.                                          Sysco Food Services of Alaska

Sysco Food Services of Vancouver, Inc.                                            Pronamic Distribution
                                                                                        Pronamic
                                                                               The SYGMA Network of Canada

Sysco Food Services, Inc.                                                             Sysco Spokane


*     Second Tier Subsidiary
** Limited Partnerships whose parents are: Sysco Texas Partners, Inc. (1%) and Sysco Administrative Services II, Inc. (99%)
*** Limited Partnerships whose parents are: Freedman Meats, Inc. (2%) and Freedman-KB, Inc. (98%)
>     Canadian Limited Partnership
#     Multiple parents


1     F/k/a G&G Produce Company
2     F/k/a Imperial Produce Co., Inc.
3     F/k/a Mitt Parker Company, Incorporated
4     F/k/a Sysco Food Services of Oregon, Inc.
5     F/k/a Guest International (Canada) Ltd.
6     F/k/a K.W. Food Distributors Ltd. (Konings)
7     F/k/a Ritter Sysco Food Services, LLC
8     F/k/a Sysco Food Services of South Carolina, LLC
9     F/k/a Doughtie's Sysco Food Services, Inc.
10 F/k/a Sysco Food Services of Ontario, Inc. which was formerly known as Strano Sysco Food Services Ltd.
11    F/k/a Baraboo-Sysco Food Services.
12    Franklin Supply Company merged into Breckenridge-Remy Co. 4/26/2002
13 Sysco Merger Ohio, Inc. merged into Abbott Foods, Inc. which then changed its name to Sysco Food Services of Columbus, Inc. 10/15/2002
14    Owns 1% interest of Sysco Abbott Transportation Services, Ltd.
15    F/k/a Northeast Cooperative, Inc.
16 Former Sysco Corp. Division, began operating as a Limited Liability Company 1/1/2003
17 F/k/a Nobel/Sysco Food Services Co. - Southwest Division began operating as a Limited Liability Company 1/1/2004
18 F/k/a Sysco Food Services of Oklahoma, Inc., converted to a Limited Liability Company effective 12/31/2002
19 F/k/a Sysco Food Services of Pittsburgh, Inc., merged with and into Sysco Food Services of Pittsburgh, LLC effective 12/31/2002
20    D/b/a Abbott Sysco Food Services
21    F/k/a Sysco Food Services of Modesto, Inc.
22    F/k/a SYSCO SERCA Food Services, Inc.
23    D/b/a Sysco Spokane
24    D/b/a FreshPoint Packers (in Florida)